Exhibit 99.1

September 8, 2026

DALLAS, Texas and CHICAGO, Illinois, September 8, 2026. HGP Intelligent Energy, LLC, whose digital twin software and variable-speed reactor coolant pumps are designed to give nuclear reactors the ability to follow load in real time, and Meshflow Acquisition Corp. (Nasdaq: MESH), a publicly traded special purpose acquisition company, today announced that they have entered into a definitive business combination agreement (the “Business Combination Agreement” and the transactions contemplated by the Business Combination Agreement, the “Transaction”) that will result in HGP becoming a publicly traded company.

●	HGP Intelligent Energy, LLC (“HGP” or the “Company”) has entered into a definitive business combination agreement with Meshflow Acquisition Corp. (“Meshflow”).

●	HGP has developed a control layer for nuclear reactors, combining its NthSim digital twin software with its variable-speed reactor coolant pump hardware, that is designed to let a reactor follow load in real time. The system is designed to adjust coolant flow rather than moving control rods, recalculating the fastest safe power change roughly ten times per second, which allows a plant to track the minute-to-minute swings of an artificial intelligence data center while operating inside safety limits.

●	The substantial majority of reactors operating or announced today cannot follow load while islanded from the grid. HGP’s control layer is designed to work with both the existing pressurized water fleet and announced small modular and advanced designs, as new-build hardware, as a retrofit package, or as a factory-integrated module, against a global base of more than 600 reactors operating or under construction.

●	HGP’s patent pending portfolio covers variable-speed reactor coolant pump architecture, thermal margin and pump-speed control, digital twin monitoring and predictive control, and related pump hydraulics, spanning large pressurized water reactors, small modular reactors, microreactors, and sodium fast reactors.

●	In July 2026, HGP was selected as a consortium partner on Prometheus, the AI-for-nuclear effort under the Department of Energy’s Genesis Mission, led by Idaho National Laboratory, along with Argonne, Oak Ridge, and Sandia and other commercial partners. The U.S. government has contributed $60 million to the consortium against more than $200 million of industry cost-share.

●	HGP is separately developing the Integrated Naval Nuclear Energy Campus, which would place proven naval-derived reactors on federal sites to serve islanded, grid-connected data center load under long-term power agreements.

●	HGP is led by Founder and Chief Executive Officer Gregory Forero, who owned and operated HGP Storage, developer of a first-of-a-kind battery energy storage project in ERCOT, and who previously served as a Vice President at Constellation. He has managed more than 22 gigawatts of generation assets over his career.

●	Jeffrey Frase has joined HGP’s board of directors. He led global oil trading at Lehman Brothers and JPMorgan, spent 17 years at Goldman Sachs in commodities, and served as co-Chief Executive Officer of Noble Group.

●	All existing HGP equity holders will roll 100 percent of their holdings into the combined company, and HGP’s management team, HGP’s principal equity holders, and Meshflow’s sponsor have committed to a customary lockup with respect to their shares in the combined company post-closing.

Transaction Overview

Under the terms of the Business Combination Agreement, HGP and Meshflow will combine under a newly formed Delaware holding company, Leyte Parent, Inc., which will become the public company. The Transaction values HGP at a pre-money equity value of $800 million and implies a pro forma enterprise value of approximately $921 million and a pro forma equity value of approximately $1.2 billion, in each case assuming no redemptions. The Transaction is expected to provide approximately $345 million of gross proceeds, which includes cash held in Meshflow’s trust account before giving effect to potential redemptions. Proceeds are expected to be used for qualification and manufacturing of the variable-speed reactor coolant pump, continued development and validation of the digital twin, site development and licensing work for the Integrated Naval Nuclear Energy Campus, working capital, and transaction expenses.

Advisors

Cantor Fitzgerald & Co. (“Cantor”) is acting as exclusive financial advisor to HGP. DLA Piper LLP (US) is acting as legal advisor to Cantor. Pillsbury Winthrop Shaw Pittman LLP is acting as legal advisor to HGP. Ashurst Perkins Coie US LLP is acting as legal advisor to Meshflow.

About HGP Intelligent Energy

HGP Intelligent Energy, LLC, headquartered in Dallas, Texas, develops load-following technology for nuclear power plants. Its control layer pairs the NthSim digital twin, which models reactor state and thermal margin in real time, with variable-speed reactor coolant pumps that allow a reactor to change power through coolant flow rather than control rod movement, enabling islanded operation alongside artificial intelligence data centers and other variable loads. HGP holds a patent pending portfolio spanning pump architecture and control, digital twin monitoring and predictive control, and balance-of-plant systems across large pressurized water reactors, small modular reactors, microreactors, and sodium fast reactors, and is working with Argonne National Laboratory on validation of its pump and digital twin technologies. HGP is separately developing the Integrated Naval Nuclear Energy Campus, which would repurpose proven naval-derived reactor technology for civilian power generation on federal sites. More information is available at www.hgpenergy.com. The content of HGP’s website is not incorporated into this press release.

About Meshflow Acquisition Corp.

Meshflow Acquisition Corp. is a blank check company organized as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses. Chairman, CEO and CFO Bartosz Lipinski is a serial entrepreneur with experience at Citadel and Solana and the co-founder of Cube Exchange. Chief Strategy Officer Alex Dymala-Dolesky founded Uranium Digital, a trading-infrastructure company for uranium markets. Meshflow raised $345 million in its December 2025 IPO, led by Cantor. Meshflow’s units, Class A ordinary shares and warrants trade on Nasdaq as MESHU, MESH and MESHW, respectively. More information is available at www.meshflow.com. The content of Meshflow’s website is not incorporated into this press release.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed business combination, Leyte Parent, Inc., a subsidiary of Meshflow (“Pubco”), intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement of Meshflow and a preliminary prospectus of Pubco. After the Registration Statement is declared effective by the SEC, Meshflow will mail the definitive proxy statement/prospectus relating to the Business Combination to its shareholders as of a record date to be established for voting at the extraordinary general meeting of its shareholders (the “Extraordinary General Meeting”). The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the proposed business combination and the other matters to be voted upon at the Extraordinary General Meeting. This communication does not contain all the information that should be considered concerning the Business Combination and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. Meshflow and Pubco may also file other documents with the SEC regarding the Business Combination. Meshflow’s shareholders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Meshflow, HGP, Pubco and the Business Combination. Shareholders may obtain copies of the Registration Statement, including the preliminary or definitive proxy statement/prospectus contained therein, and the other documents filed or that will be filed by Meshflow and Pubco with the SEC, once available, without charge, at the SEC’s website located at www.sec.gov.

NEITHER THE TRANSACTION NOR ANY INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAVE BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE TRANSACTION OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this press release which are not statements of historical fact are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements may be identified by terms such as “allow,” “anticipate,” “expect,” “suggests,” “plan,” “believe,” “predict,” “potential,” “possible,” “seek,” “future,” “propose,” “continue,” “can,” “designed to,” “enable,” “extend,” “intend,” “might,” “opportunity,” “outlook,” “position,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” or the negative or variation of these terms or similar terminology, although the absence of these terms does not mean that a statement is not forward-looking.

Forward-looking statements in this press release include, but are not limited to, statements regarding the following: the potential impact of the Transaction on HGP and the combined company, including allowing HGP to commercialize its load-following technology; the anticipated benefits, structure, valuation, proceeds, financing, terms, and timing of the Transaction; the listing of Pubco’s securities on a national securities exchange; the expected performance and capabilities of HGP’s digital twin and variable-speed reactor coolant pump technology and its applicability to operating and announced reactor designs; the ability of HGP’s control layer to enable islanded load-following for nuclear reactors; the design, development, and commercialization of HGP’s products and technology and the anticipated features, benefits, and timing thereof; HGP’s patent pending portfolio and research relationships; HGP’s addressable market, industry trends, expected revenue sources; the development, siting, licensing, timing, and economics of the Integrated Naval Nuclear Energy Campus; the anticipated use of proceeds from the Transaction; expected demand for firm carbon-free electricity from data centers and other customers; competition; estimated implied pro forma enterprise value and cash position of the public company post-closing; and Meshflow and HGP’s ability to consummate the Transaction. Statements regarding Meshflow’s, HGP’s, or the combined company’s expectations, plans, or future financial performance are also forward-looking statements.

These forward-looking statements are subject to risks and uncertainties, some of which are beyond Meshflow’s or HGP’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: (1) events or other circumstances that could give rise to the termination of the Business Combination Agreement; (2) the initiation or outcome of legal proceedings that may be instituted against Meshflow, Pubco, HGP or others following the Transaction announcement; (3) the amount of redemptions by Meshflow public shareholders and the inability to complete the Transaction due to the failure to obtain required shareholder, regulatory, or other approvals or satisfy other closing conditions, including the minimum cash condition, required financing, HSR and other antitrust clearances, and stock exchange listing approval; (4) changes to the Transaction structure required by law, regulation, or as a regulatory approval condition; (5) maintaining stock exchange listing compliance post-closing; (6) the impact of the Transaction or the announcement thereof on HGP’s business or the stock price of Meshflow’s securities; (7) the ability to recognize the anticipated benefits of the Transaction, which may be affected by HGP’s ability to manage growth, maintain commercial and customer relationships, and retain key personnel; (8) Transaction-related costs; (9) changes in applicable laws, government policies, or regulations; (10) technological change or competition; (11) HGP’s or the combined company’s financial performance and liquidity position; (12) HGP’s strategies; (13) demand for and market acceptance of HGP’s products, technology, and services; (14) general economic, market, and political conditions; (15) the ability to obtain financing to complete the Transaction or fund the combined company’s operations; (16) the availability of capital required to develop HGP’s technology and execute its business strategies; (17) the ability to complete qualification, testing, and manufacturing of the variable-speed reactor coolant pump and validate the digital twin on the expected schedule; (18) reactor owners’, operators’, and developers’ willingness to adopt or retrofit HGP’s control layer and timing of required regulatory approvals; (19) the timing and outcome of licensing, permitting, and site selection processes for the Integrated Naval Nuclear Energy Campus; (20) the availability and cost of nuclear fuel, long-lead components, fabrication capacity, and qualified workforce; (21) HGP’s ability to secure interconnection and long-term offtake agreements; (22) risks related to intellectual property and the ability to obtain required regulatory approvals in connection with future products and technology; (23) federal programs and research relationships; and (24) assumptions underlying the foregoing.

You should also carefully consider the risks and uncertainties described in the “Risk Factors” section of Meshflow’s SEC filings, the Registration Statement to be filed by Pubco, and other documents filed by Meshflow and Pubco from time to time with the SEC. The risks identified in these filings, as well as additional risks presently unknown or currently believed to be immaterial, could cause actual results to differ materially from those contained in the forward-looking statements. These forward-looking statements do not constitute a guarantee or prediction as to actual results. Undue reliance should not be placed upon the forward-looking statements. Forward-looking statements reflect Meshflow’s and HGP’s assumptions, estimates, expectations, and plans as of the date of this communication. Each of Meshflow, HGP and Pubco assume no obligation and do not intend to update these forward-looking statements, whether as a result of new information or otherwise, except as required by law.

Participants in the Solicitation

Meshflow, HGP, Pubco and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Meshflow’s shareholders in connection with the Transactions. A list of the names of the directors, executive officers, other members of management and employees of Meshflow and HGP, as well as information regarding their interests in the Transactions, will be contained in the Registration Statement to be filed with the SEC by Pubco. You can also find more information about Meshflow’s directors and executive officers in Meshflow’s Annual Report on Form 10-K for the period ended December 31, 2025, filed with the SEC on March 17, 2026. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of Meshflow, HGP or Pubco or a solicitation of any vote or approval, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contacts

HGP Intelligent Energy

Chris Stillwell, Vice President, Strategic Finance and Capital Markets

cstillwell@hgpenergy.com

Meshflow Acquisition Corp.

Alex Dymala-Dolesky, Chief Strategy Officer

alex@meshflow.com

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